Exhibit 99.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

I, James H. Hance, Jr., state and attest that:

1.	I am the Chief Financial Officer of Bank of America Corporation (the “Registrant”).

2.	I hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that

•	the Quarterly Report on Form 10-Q of the Registrant for the quarter ended March 31, 2003 (the “periodic report”) containing financial statements fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

•	the information contained in the periodic report fairly presents, in all material respects, the financial condition and results of operations of the Registrant for the periods presented.

/s/    JAMES H. HANCE, JR.

James H. Hance, Jr.

Chief Financial Officer

May 13, 2003

A signed original of this written statement required by Section 906 has been provided to Bank of America Corporation and will be retained by Bank of America Corporation and furnished to the Securities and Exchange Commission or its staff upon request.